UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

SOUTHWEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-34110	73-1136584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 South Main Street, Stillwater, Oklahoma	74074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 742-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 31, 2015,  Southwest Bancorp, Inc. (the “Company”) issued a press release announcing its plan to release its first quarter 2015 results after the close of the market on Tuesday, April 21, 2015. The Company announced that it will host an investor conference call and webcast to review the results on Wednesday, April 22, 2015, at 8:30 a.m. Central Time. The webcast will include a slide presentation which consists of information regarding the Company's operating and growth strategies and financial performance. The presentation materials will be posted on the Company's website on April 22, 2015. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

99.1:Press Release dated March 31, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2015

SOUTHWEST BANCORP, INC. By: /s/ Joe T. Shockley, Jr. Name: Joe T. Shockley, Jr. Title: CFO

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release dated March 31, 2015	Filed herewith electronically